Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  December 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 5-A1....$    20.65458059         Class 5-M.....$       0.70116333
     Class 5-A2....$     0.00000000         Class 5-B1....$       0.70116265
     Class 5-A3....$     0.00000000         Class 5-B2....$       0.70116324
     Class 5-A4....$     0.00000000         Class 5-B3....$       0.70116469
     Class 5-A5....$     0.70116294         Class 5-B4....$       0.70116071
     Class 5-A6....$    26.75550700         Class 5-B5....$       0.70116578
     Class 5-A7....$     0.00000000         Class 5-R.....$       0.00000000
     Class 5-PO1...$     0.72894945
     Class 5-PO2...$     0.79163317

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 5-A1....$    19.63399807         Class 5-M.....$       0.00000000
     Class 5-A2....$     0.00000000         Class 5-B1....$       0.00000000
     Class 5-A3....$     0.00000000         Class 5-B2....$       0.00000000
     Class 5-A4....$     0.00000000         Class 5-B3....$       0.00000000
     Class 5-A5....$     0.66651713         Class 5-B4....$       0.00000000
     Class 5-A6....$    25.43346598         Class 5-B5....$       0.00000000
     Class 5-A7....$     0.00000000         Class 5-R.....$       0.00000000
     Class 5-PO1...$     0.69293066
     Class 5-PO2...$     0.75251705

      iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 5-A1....$     5.54806829         Class 5-B1....$       6.22459110
     Class 5-A2....$     6.25000000         Class 5-B2....$       6.22459025
     Class 5-A3....$     6.25000000         Class 5-B3....$       6.22459110
     Class 5-A4....$     6.25000000         Class 5-B4....$       6.22459466
     Class 5-A5....$     6.22459174         Class 5-B5....$       6.22463068
     Class 5-A6....$     5.65640137         Class 5-R.....$       0.00000000
     Class 5-A7....$     0.00000000         Class 5-S1....$       0.46435068
     Class 5-M.....$     6.22459110         Class 5-S2....$       0.82259252

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         95,459.34

(b) The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    449,695,631.53

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,687

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                       Class Certificate         Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

          Class 5-A1...................$   27,042,468.25  $           867.04
          Class 5-A2...................$  201,185,712.00  $         1,000.00
          Class 5-A3...................$    6,100,000.00  $         1,000.00
          Class 5-A4...................$    1,950,000.00  $         1,000.00
          Class 5-A5...................$    9,885,495.53  $           995.23
          Class 5-A6...................$  182,197,889.14  $           878.27
          Class 5-A7...................$            0.00  $             0.00
          Class 5-PO1..................$      122,398.38  $           902.51
          Class 5-PO2..................$      496,106.60  $           992.93
          Class 5-M....................$    7,311,373.99  $           995.23
          Class 5-B1...................$    4,874,249.34  $           995.23
          Class 5-B2...................$    3,655,687.49  $           995.23
          Class 5-B3...................$    2,437,124.65  $           995.23
          Class 5-B4...................$      731,137.30  $           995.23

          Class 5-B5...................$    1,705,988.86  $           995.23
          Class 5-R....................$            0.00  $             0.00
          Class 5-S1...................$  121,981,187.97  $           914.72
          Class 5-S2...................$  298,142,810.19  $           914.11

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$              0.00
          unpaid principal balance...........................$              0.00
          number of related mortgage loans...................                  0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                   *Number              34   Principal Balance *$   8,068,251.40
               (2)  60-89 days
                    Number               4   Principal Balance  $     667,077.68
               (3)  90 days or more
                    Number               1   Principal Balance  $     183,537.74

          (b)  in foreclosure
                    Number               3   Principal Balance  $     871,440.70

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): .........................$           0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 5-S1: ........................ 0.449814%
               Class 5-S2: ........................ 0.324497%

          1.  Senior Percentage for such Distribution Date: ....... 95.44685700%

          2.  Category A-Senior Percentage for such Distribution
              Date:................................................ 10.02192000%

          3.  Category B-Senior Percentage for such Distribution
              Date: ............................................... 85.42493700%

          4.  Category A-Percentage for such Distribution Date: ... 10.50000000%

          5.  Category B-Percentage for such Distribution Date: ... 89.50000000%

          6.  Group I Senior Percentage for such Distribution Date: 49.08594100%

          7.  Category A-Group I Senior Percentage for such
              Distribution Date: ..................................  7.84915400%

          8.  Category B-Group I Senior Percentage for such
              Distribution Date: .................................. 41.23678700%

          9.  Group II Senior Percentage for such Distribution
              Date: ............................................... 46.36091600%

          10. Category A-Group II Senior Percentage for such
              Distribution Date: ..................................  2.17276600%

          11. Category B-Group II Senior Percentage for such
              Distribution Date: .................................. 44.18815000%

          12. Category B-Group I Scheduled Distribution Percentage: 85.42493700%

          13. Category B-Group II Scheduled Distribution Percentage: 0.00000000%

          14. Senior Prepayment Percentage for such Distribution
              Date: ...............................................100.00000000%

          15. Category A-Senior Prepayment Percentage for such
              Distribution Date: .................................. 10.50000000%

          16. Category B-Senior Prepayment Percentage for such
              Distribution Date: .................................. 89.50000000%

          17. Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          18. Category A-Group I Senior Prepayment Percentage for such
              Distribution Date: .................................. 10.50000000%

          19. Category B-Group I Senior Prepayment Percentage for such
              Distribution Date: .................................. 89.50000000%

          20. Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          21. Category A-Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          22. Category B-Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          23. Junior Percentage for such Distribution Date: .......  4.55314300%

          24. Junior Prepayment Percentage for such Distribution
              Date: ...............................................  0.00000000%

          25. Subordinate Certificate Writedown Amount for such
              Distribution Date: ..................................$        0.00

     * Due to a large servicing transfer in September 1997, the number of Mortgage Loans 30-59 days delinquent may be inflated due to borrowers sending monthly paymnets to the wrong location or delays by the Company loading the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date after transfer. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.